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                                                                    Exhibit 10.2




        FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
        ---------------------------------------------------------------


     This First Amendment to Second Amended and Restated Credit Agreement ("Amendment") is entered into as of December 21, 1995, among TIDE WEST OIL COMPANY, a Delaware corporation ("Borrower"); UNION BANK ("Union Bank"), DEN
                                  --------                 ----------
NORSKE BANK AS ("Den norske"), COLORADO NATIONAL BANK ("Colorado National"),
                 ----------                             -----------------
TEXAS COMMERCE BANK, NATIONAL ASSOCIATION ("TCB") (each in its capacity as a
                                            ---
lender hereunder, together with each and every future holder of any Note, hereinafter collectively referred to as "Lenders" and individually referred to
                                         -------
as a "Lender"); and UNION BANK, as Agent ("Agent").
      ------                               -----

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Borrower, Lenders and Agent entered into that certain Second Amended and Restated Credit Agreement dated as of June 15, 1995 (as the same may be amended, restated, modified, ratified and/or supplemented from time to time, the "Loan Agreement"); and
     --------------

     WHEREAS, Borrower has requested that Lenders consent to an amendment to the Loan Agreement for the purpose set forth herein; and

     WHEREAS, Lenders are willing to so amend the Loan Agreement upon the satisfaction of the conditions precedent set forth herein.

     NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Terms.  Unless otherwise defined herein, capitalized terms used in this
         -----
Amendment shall have the meanings assigned to such terms in the Loan Agreement.

     2.  Amendments.
         ----------

     (a)  Definitions.

     (i) The definition of "Base Rate" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "`Base Rate' means the per annum rate of interest equal to the
            ---------
     variable rate of interest per annum established from time to time by Agent as its `reference rate' (which rate of interest may not be the lowest rate charged on similar loans). The Base Rate shall in no event, however, exceed
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     the Highest Lawful Rate."

     (ii)  The definition of "Commitment Period" in Section 1.1 of the Loan
                              -----------------
Agreement is hereby amended in its entirety to read as follows:

          "`Commitment Period' means the period from and including the date
            -----------------
     hereof until and including April 30,1997 (or, if earlier, the day on which the Notes first became due and payable in full); provided that Lenders may, at their sole discretion, extend the Commitment Period as set forth in
     Section 2.4."

     (iii) The definition of "Fixed Rate" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "`Fixed Rate' means, with respect to each particular Fixed Rate
            ----------
     Portion and the associated Eurodollar Rate and Reserve Percentage, the rate per annum calculated by Agent (rounded upwards, if necessary, to the next higher 0.01%) determined on a daily basis pursuant to the following formula:

          Fixed Rate =

          Eurodollar Rate             + A
          ---------------------------
          100.0% - Reserve Percentage

     where A means (a) 0.78% for each day on which the Borrowing Base Ratio is less than 40%, (b) 1.13% for each day on which the Borrowing Base Ratio is equal to or greater than 40% but less than or equal to 70%, and (c) 1.38% for each day on which the Borrowing Base Ratio is equal to or greater than 70%. The Fixed Rate for any Fixed Rate Portion shall change whenever A changes, but if the Reserve Percentage changes during the Interest Period for a Fixed Rate Portion, Agent may, at its option, either change the Fixed Rate for such Fixed Rate Portion or leave it unchanged for the duration of such Interest Period. The Fixed Rate shall in no event, however, exceed the Highest Lawful Rate."

     (b) Fees. Section 2.7(e) of the Loan Agreement is hereby amended in its entirety to read as follows:

                                       2
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          "(e) Facility Fees.  Borrower shall pay to Agent for the account of
               -------------
     each Lender, a fee equal to one-eighth of one percent (.125%) of the incremental increase, if any, in the Borrowing Base established on any Evaluation Date over the Borrowing Base in effect immediately prior thereto."

     (c) Covenant. Section 5.1(b)(vi) of the Loan Agreement is hereby amended in its entirety to read as follows:

               "(vi) Within forty-five (45) days following the end of each Fiscal Quarter, a report describing by lease or unit the gross volume of production and sales attributable to production during such periods as specified by Agent from the properties described in subsection
          (b)(iv) above and describing the related severance taxes, other taxes, leasehold operating expenses and capital costs attributable thereto and incurred during such Fiscal Quarter."

     (d) Events of Default. Section 7.1 of the Loan Agreement is hereby amended by adding the following clause "(i)" immediately following clause ("h") thereto:

          "(i) the occurrence of any of the following: (i) a change in the majority ownership of Borrower, or (ii) termination or replacement of a majority of the directors of Borrower, or (iii) Natural Gas Partners, L.P. divests of more than five percent (5%) of its stock ownership in Borrower, which ownership is reflected in the certificate of stock ownership delivered in connection with the First Amendment to Second Amended and Restated Credit Agreement."

     (e) No Additional Collateral. The following Section 9.12 is hereby added to the Loan Agreement immediately following Section 9.11 thereof:

               "Section 9.12.  No Additional Collateral.  Notwithstanding the
                               ------------------------
          provisions of Sections 5.1(p) and 6.2 of this Agreement, Lenders agree not to request or require Borrower to execute any deeds of trust, mortgages, chattel mortgages, security agreements or financing statements covering any oil and gas properties not specifically described in the Security Documents in existence on December 21, 1995."

     (f) Exhibits. Exhibit A to the Loan Agreement is hereby amended in its entirety to read as set forth on Exhibit A attached hereto.

     3.   Effective Date.  This Amendment shall be effective as of the date
          --------------
first above written (the "Effective Date") when all of the following shall have
                          --------------
occurred:

          A. This Amendment shall have been executed and delivered by Borrower, Lenders and Agent.

                                       3
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          B.   Borrower shall have issued and delivered to Agent, for subsequent delivery to each Lender, a Note with appropriate insertions in the form attached hereto as Exhibit A payable to the order of such Lender on or before April 30, 1997 (such Notes herein called the "Renewal Notes").

          C. A signed certificate of the secretary or an assistant secretary of Borrower dated the date of this Amendment

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certifying that the resolutions adopted by the Board of Directors of Borrower, as attached as Exhibit B to the Omnibus Certificate of Borrower dated June 15, 1995 have not been amended, modified or revoked in any respect and are in full force and effect on the date hereof and certifying such other matters as reasonably requested by Agent and Lenders.

          D. A signed certificate of the President of Borrower dated the date of this Amendment certifying the names and percentage of ownership of the stockholders of Borrower.

     4.   Representations and Warranties.  Borrower, without limiting the
          ------------------------------
representations and warranties provided in the Loan Agreement, hereby represents and warrants, with respect to and as they shall be applied to this Amendment, such representations and warranties as are contained in Article IV of the Loan
                                                        ----------
Agreement as of the Effective Date and after giving effect to the transactions contemplated hereby. All other factual information heretofore or contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading.

          Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Loan Agreement, and it shall be a Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time made. Each of the representations and warranties made under the Loan Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by Agent or any Lender.

     5.   Expenses.  Borrower agrees to pay on demand all reasonable costs and
          --------
expenses in connection with the preparation, reproduction, execution and delivery of this Amendment and the Renewal Notes, including reasonable fees and out-of-pocket expenses of counsel for Agent.

     6.   General.  Except as amended by this Amendment, all terms and
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provisions of the Loan Agreement, all rights of Agent and the Lenders and all obligations of Borrower shall remain in full force and effect and are hereby ratified, adopted and confirmed in all respects. All references to the Loan Agreement and any other agreement or document shall hereafter be deemed to refer to such agreement as amended.

     7.   Multiple Counterparts.  This Amendment may be executed in any number
          ---------------------
of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     8.   Facsimile Execution.  A facsimile, telecopy or other reproduction of
          -------------------
this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar

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instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction thereof.

     9.   WRITTEN LOAN AGREEMENT.  THE LOAN AGREEMENT, AS AMENDED BY THIS
          ----------------------
AMENDMENT AND THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.

                                BORROWER

                                TIDE WEST OIL COMPANY



                                By: /S/ PHILIP B. SMITH
                                   ----------------------------------
                                   Philip B. Smith
                                   President


                                LENDERS

                                UNION BANK



                                By: /S/ MICHAEL E. TREGONING
                                   ----------------------------------
                                   Michael E. Tregoning,
                                   Senior Vice President



                                By: /S/ TONY R. WEBER
                                   ----------------------------------
                                   Tony R. Weber,
                                   Vice President


                                DEN NORSKE BANK AS



                                By: /S/ CHARLES E. HALL
                                   ----------------------------------


                                By: /S/ NILS FYKSE
                                   ----------------------------------

                                COLORADO NATIONAL BANK



                                By: /S/ KATHRYN A. GAITER
                                   ----------------------------------
                                     Name: Kathryn A. Gaiter
                                          ---------------------------
                                     Title: Vice President
                                           --------------------------

                                TEXAS COMMERCE BANK, NATIONAL
                                ASSOCIATION



                                By: /s/ TIMOTHY B. PERRY
                                   ----------------------------------
                                     Name: Timothy B. Perry
                                          ---------------------------
                                     Title: Senior Vice President
                                           --------------------------


                                AGENT

                                UNION BANK



                                By: /S/ MICHAEL E. TREGONING
                                   ----------------------------------
                                   Michael E. Tregoning,
                                   Senior Vice President



                                By: /S/ TONY R. WEBER
                                   ----------------------------------
                                   Tony R. Weber,
                                   Vice President

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     The following exhibit to the First Amendment to Second Amended and Restated
Credit Agreement has been omitted, and the Registrant agrees to furnish supplementally a copy of such omitted exhibit to the Securities and Exchange Commission upon its request:


                     Exhibit A            Form of Promissory Note